                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 5, 2003


                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


            Pennsylvania                      0-21639                    23-2858652
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  (State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
   incorporation or organization)                                  Identification Number)


                507 Prudential Road, Horsham, Pennsylvania 19044
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (215) 441-3000
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Item 7.   Financial Statements and Exhibits.

          (a)   Financial Statements of Businesses Acquired

          Not Applicable

          (b)  Pro Forma Financial Information

          Not Applicable

          (c)  Exhibits

          The following exhibits are furnished with this Report on Form 8-K:

Number         Title
------         -----

99.1           Press Release of NCO Group, Inc. dated August 5, 2003.


Item 9.  Regulation FD Disclosure.

Item 12.  Results of Operations and Financial Condition.

         On August 5, 2003, the Company issued a press release announcing its results of operations for the second quarter of 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NCO GROUP, INC.

                                          By:  Steven L. Winokur
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                                               Executive Vice President, Finance
                                               and Chief Financial Officer

Date: August 8, 2003













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